EXHIBIT 21

                             SCHOLASTIC CORPORATION
                                 SUBSIDIARY LIST
               (SUBSIDIARIES ARE INDENTED UNDER ITS DIRECT PARENT)

Scholastic Inc.                                                                                                      New York
         Scholastic Book Clubs, Inc.                                                                                 Missouri
               Scholastic Operations Group L.L.C.                                                                    Delaware
         Scholastic Entertainment Inc.                                                                               New York
               SE Distribution Inc.                                                                                  Delaware
               524 Films L.L.C.                                                                                      New York
         Scholastic Book Services, Inc.                                                                              Delaware
         Scholastic UK Group L.L.C.                                                                                  Delaware
         Scholastic Group Ltd.                                                                                       England
              Chicken House Publishing Ltd.                                                                          England
              Scholastic Book Clubs Ltd. (formerly Red House                                                         England
                     Books Ltd.)
               Scholastic Ltd.                                                                                       England
                     Catteshall Ltd. - (50% owned)                                                                   England
                     Scholastic Ireland Ltd.                                                                         Ireland
         Weston Woods Studios, Inc.                                                                                  Delaware
               Georgetown Studios, Inc.                                                                              Connecticut
               Children's Music Library, Inc.                                                                        New York
         Lectorum Publications, Inc.                                                                                 New York
         The Scholastic Store, Inc.                                                                                  New York
         Scholastic Interactive Xchange, Inc.                                                                        Delaware
         Tom Snyder Productions, Inc.                                                                                Delaware
         Soup2Nuts Inc.                                                                                              Delaware
         RetroRanch Inc. (formerly Science Court Inc.)                                                               Delaware
         Klutz                                                                                                       California
         Sandvik Publishing Ltd.                                                                                     Nevada
         Teacher's Friend Publications, Inc.                                                                         California
         The Book People Inc. - (80% owned)                                                                          Delaware
         Scholastic Export Inc.                                                                                      Delaware
         Scholastic Book Fairs, Inc.                                                                                 Delaware
         BTBCAT, Inc.                                                                                                Delaware
         Scholastic Australia Pty. Ltd.                                                                              Australia
                 Bookshelf Publishing Australia Pty. Ltd.                                                            Australia
                 Troll School Book Clubs and Fairs Australia Pty. Ltd.                                               Australia
                 Scholastic Australia Superannuation Pty. Ltd.                                                       Australia
                 Scholastic Executive Superannuation Pty. Ltd.                                                       Australia
                 Oldmeadow Booksellers (Aust.) Pty. Ltd.                                                             Australia
         Scholastic Canada Ltd.                                                                                      Canada
                 Scholastic Productions Canada Ltd.                                                                  Canada
                 Scholastic Bookfairs Canada Ltd.                                                                    Canada
         Scholastic Hong Kong Limited                                                                                Hong Kong
         Scholastic India Private Limited                                                                            India
         Scholastic Mexico S. de R. L. de C.V.                                                                       Mexico
         Scholastic New Zealand Ltd.                                                                                 New Zealand
         Scholastic Argentina S.A.                                                                                   Argentina
         Scholastic Consulting (Shanghai) Ltd.                                                                       China
         Grolier Incorporated                                                                                        Delaware
               Scholastic at Home Inc. (formerly Grolier Enterprises Inc.)                                           Delaware
                     Scholastic Distribution Services L.L.C.                                                         Delaware
               Grolier Interactive Inc.                                                                              Delaware
               Scholastic Library Publishing, Inc.                                                                   Delaware
               (formerly Grolier Publishing Co., Inc.)
               Grolier Reading Programs Inc.                                                                         Delaware
               Grolier Telemarketing, Inc.                                                                           Delaware

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
               Grolier (New York) Incorporated                                                                       Delaware
               Orchard Books, Inc.                                                                                   New York
               Publishers World Trade Corporation                                                                    Delaware
               Federated Credit Corp.                                                                                Delaware
               Grolier International, Inc.                                                                           Delaware
                       Grolier Direct Marketing Pty. Ltd.                                                            Australia
                       Grolier International Finance Inc. (Philippines) (60% owned)                                  Philippines
                       Grolier (Malaysia) SDN BHD (62% owned)                                                        Malaysia
                Grolier Overseas Incorporated                                                                        Delaware
                       Grolier International Private Limited (India)                                                 India
                       Grolier Limited (Canada)                                                                      Canada
                       Caribe Grolier, Inc.                                                                          Puerto Rico
                       Grolier International Limited (U.K.)                                                          England
                       Grolier Credit Services (U.K.) Limited                                                        England
                                 Grolier Limited                                                                     England
                                 Transtutor Limited                                                                  England
                                 Just Books! Limited                                                                 England
                                 Waverly House Limited                                                               England
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